UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (USD $) In Thousands	Total USD ($)	Common Stock and Additional Paid-in Capital [Member]	Accumulated Deficit [Member] USD ($)	Class A common stock [Member] Common Stock and Additional Paid-in Capital [Member] USD ($)	Class B common stock [Member] Common Stock and Additional Paid-in Capital [Member] USD ($)
Beginning Balance at Dec. 31, 2013	$ 284,672		$ (388,545)	$ 673,092	$ 125
Balance, shares at Dec. 31, 2013		83,591
Net income	31,021		31,021
Equity contribution from Teekay Corporation (note 9c)	1,267		1,267
Dividends declared	(5,018)		(5,018)
Shares issued as compensation (note 8)		85
Shares issued as compensation (note 8)	70			70
Equity-based compensation (note 8)	679			679
Ending balance at Jun. 30, 2014	$ 312,691		$ (361,275)	$ 673,841	$ 125
Balance, shares at Jun. 30, 2014		83,676